UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024 (November 5, 2024)

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2024, the Board of Directors (the “Board”) of American International Group, Inc. (the “Company”) appointed Courtney Leimkuhler a director of the Company, effective immediately. In connection with the appointment of Ms. Leimkuhler, the Board increased its size from 10 to 11 directors, and Ms. Leimkuhler will join the Board to fill the resulting vacancy. Ms. Leimkuhler has not been appointed to a committee at this time.

The Board has determined that Ms. Leimkuhler is an independent director under the New York Stock Exchange listing standards.

Ms. Leimkuhler will participate in the compensation program for independent directors as described under “Corporate Governance - Compensation of Directors” in AIG’s 2024 Notice of Annual Meeting and Proxy Statement filed with the Securities and Exchange Commission on April 2, 2024.

There are no arrangements or understandings with any person pursuant to which Ms. Leimkuhler was appointed to serve as a director of the Company. Ms. Leimkuhler has no family relationship with any director or executive officer of the Company. In 2022, a subsidiary of the Company made a $3 million capital commitment to Spring B Fund I LP (the “Fund”), a venture capital fund managed by Spring B Management LLC (the “Management Company”), of which approximately $1.2 million has been called to date. Ms. Leimkuhler holds a controlling interest in the Management Company and the general partner of the Fund (the “GP”). The Company currently pays management fees each year equal to 2.5% of its capital commitment to the Fund and the Fund pays carried interest of 20% to the GP.

AIG’s press release announcing this appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release of American International Group, Inc., dated November 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc., dated November 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: November 8, 2024	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary